Summary Prospectus Supplement	October 14, 2014

Putnam Global Technology Fund Summary Prospectus dated December 30, 2013

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Neil Desai and Di Yao.

Mr. Desai joined the portfolio team in October 2014 and is an Analyst.

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